NASDAQ: IBTX Sterne Agee Bank Symposium December 2013 Presenters: David Brooks, Chairman and CEO Torry Berntsen, President and COO Exhibit 99.1

Safe Harbor Statement 2 From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Independent Bank Group or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Independent Bank Group’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Independent Bank Group’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system, whether through changes in the discount rate or money supply or otherwise; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, deflation, changes in market interest rates, developments in the securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, bank holding companies, and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Form 10-Q for the quarter ended September 30, 2013 and the form S-4 filed with the SEC on October 10, 2013, under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Snapshot 3 Overview Branch Map Financial Highlights • Headquartered in McKinney, Texas • 100+ years of operating history • 29 banking offices in 26 communities • Dallas-Fort Worth metropolitan area • Greater Austin area • Focused on relationship-driven commercial banking products Note: Financial data as of and for the quarter ended September 30, 2013. Balance Sheet ($ in millions) Total Assets $1,955 Total Loans 1,542 Total Deposits 1,541 Equity 219 Equity / Assets 11.18% Asset Quality NPAs / Assets 1.26% NPLs / Loans 0.43 All wance / NPLs 197.28 Allow nce / Loans 0.85 NCO Ratio (annualized) 0.12 Profitability ROAA 0.81% ROAE 7.30 Net Interest Margin 4.20 Efficiency Ratio 68.6

Texas: Among Strongest Economies in USA 4 • 52 Fortune 500 companies headquartered in Texas • Population - 25.9 million, 2nd largest State • 3.63% population growth since 2010 versus 1.67% for the nation • Dallas-Fort Worth – 4th largest MSA in USA • Austin – 4th largest MSA in State of Texas • Houston – 2nd largest MSA in Texas and 6th largest MSA in USA • Projected household income growth of 16.3% through 2017 versus 13.4% for the nation • Texas unemployment rate of 6.4% compares favorably to United States at 7.3% Note: State and national unemployment rates as of August 2013. Source: SNL Financial, Environmental Systems Research Institute (ESRI), U.S. Census Bureau, Bureau of Labor Statistics.

Key Strategies

- Grow Organically
- Grow Through Acquisitions
- Improve Efficiency and Increase Profitability
- Maintain Stellar Credit Quality

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Third Quarter 2013 Highlights 6 • On a core pre-tax, pre-provision earnings basis, third quarter 2013 net income was $7.6 million compared to $7.2 million for second quarter 2013 and compared to $5.9 million for third quarter 2012. • Loans held for investment grew at an annual rate of 11.5% in the third quarter and 18.2% for the first nine months of 2013. • Continued strong asset quality, as reflected by nonperforming assets to total assets ratio of 1.26%, a nonperforming loans to total loans ratio of 0.43%, and an annualized net charge-offs to average loans ratio of 0.12 at September 30, 2013. • On a core basis, net interest income was $18.7 million for the third quarter 2013 compared to $18.0 million for the second 2013 and $15.1 million for the third quarter 2012. • On July 19, 2013, the Company announced the signing of a definitive agreement to acquire Collin Bank. This was followed up with the announcement of the signing of a definitive agreement to acquire Live Oak Financial Corp. on August 22, 2013. In addition, in the fourth quarter (November 20, 2013), IBTX announced the signing of a definitive agreement to acquire BOH Holdings, Inc. (“Bank of Houston”).

Collin Bank Acquisition • Closed November 29, 2013 • Expands Collin County Footprint • Strategically located on the Dallas North Tollway • $173.3 million in Assets • $121.1 million in Deposits • $80.0 million in Loans • Approximately 1.13x book • Accretive to earnings and tangible book value • Consolidated IBG’s existing Plano branch • Significant cost saving opportunities 7 As of September 30, 2013.

Live Oak Acquisition • Definitive Agreement Signed – August 2013 / January 1, 2014 Close • Expands presence in the Dallas Market • Strategically located near Baylor Medical Center Campus • Strong credit metrics • $126.6 million in Assets • $106.4 million in Deposits • $72.5 million in Loans • Approximately 1.44x book • Accretive to earnings immediately; slightly dilutive to tangible book value at closing with dilution earned back in less than two years 8 As of September 30, 2013.

Bank of Houston Acquisition • Definitive Agreement Signed – November 2013 / Second Quarter 2014 Close • Marks IBTX’s entry into the dynamic Houston market, resulting in a significant presence in three of the nation’s most attractive MSAs: Dallas, Austin, Houston • Total Assets of $924.6 million – Total Deposits of $747.3 million – Total Loans of $705 million – Total Equity of $94.3 million • Approximately 1.80x book and 2.46x tangible book • EPS accretion estimated at ~12% in 2014 and ~20% in 2015 with an estimated earn-back period of 2.6 years 9 As of September 30, 2013.

BOH: Compelling Transaction • Franchise expansion into the attractive Houston market – Entering region through a significant transaction and a high-quality partner – Strong and committed management team offering opportunities for future in-market acquisitions • A top-tier Houston partner – Highly profitable commercial franchise – Strong lending and credit culture – Addition of significant C&I portfolio and low-cost deposits • Financially attractive – Highly earnings accretive transaction with reasonable payback – Leverages excess capital of IBTX – IBTX will increase to over $3.2 billion in assets 10 IBTX (30) BOH Holdings (6) *Assumes closing of Live Oak

Pro Forma Impact

- With acquisition of BOH Holdings, IBTX will increase to over $3 billion in assets, ranking 15th of all Texas banks
- IBTX will rank 10th among Texas-based banks for in-state deposits

Texas-Based Banks by Assets

Rank	Institution	Headquarters	Total Assets ($M)
1	Comerica Incorporated	Dallas	64,723
2	Cullen/Frost Bankers, Inc.	San Antonio	23,566
3	Prosperity Bancshares, Inc.	Houston	16,060
4	International Bancshares Corporation	Laredo	12,077
5	Texas Capital Bancshares, Inc.	Dallas	10,798
6	Hilltop Holdings Inc.	Dallas	9,094
7	Beal Financial Corporation	Plano	8,880
8	Cadence Bancorp, LLC	Houston	6,225
9	First Financial Bankshares, Inc.	Abilene	5,076
10	SWS Group, Inc.	Dallas	4,371
11	Woodforest Financial Group, Inc.	The Woodlands	3,942
12	Amarillo National Bancorp, Inc.	Amarillo	3,484
13	Southside Bancshares, Inc.	Tyler	3,468
14	View Point Financial Group, Inc.	Plano	3,385
15	*Independent Bk Group, Inc. - Pro Forma (1)*	*McKinney*	*3,208*
16	Broadway Bancshares, Inc.	San Antonio	2,900
17	CBFH, Inc.	Beaumont	2,458
18	Industry Bancshares, Inc.	Industry	2,364
19	ANB Corporation	Terrell	2,264
20	Happy Bancshares, Inc.	Canyon	2,249

Texas-Based Banks by Deposit Market Share

Rank	Institution (ST)	Branches	6/30/13 Deposits ($M)	Market Share (%)
1	Cullen/Frost Bankers Inc.	130	20,363	3.64
2	Prosperity Bancshares Inc.	267	13,982	2.50
3	Comerica Inc.	138	9,870	1.77
4	Texas Capital Bancshares Inc.	13	7,721	1.38
5	Hilltop Holdings Inc.	84	6,925	1.24
6	International Bancshares Corp.	172	6,767	1.21
7	First Financial Bankshares	65	3,966	0.71
8	Woodforest Financial Grp Inc.	208	3,022	0.54
9	Amarillo National Bancorp Inc.	17	2,924	0.52
10	*Independent Bk Group Inc. - Pro Forma (1)*	*36*	*2,535*	*0.45*
11	Southside Bancshares Inc.	40	2,502	0.45
12	Broadway Bancshares Inc.	40	2,439	0.44
13	ViewPoint Financial Group Inc	32	2,267	0.41
14	Industry Bancshares Inc.	19	2,088	0.37
15	CBFH Inc.	35	2,056	0.37
16	A.N.B. Holding Co. Ltd.	30	2,022	0.36
17	Happy Bancshares Inc.	33	1,818	0.33
18	South Plains Finl Inc.	23	1,768	0.32
19	Lone Star Natl Bcshs--TX Inc.	33	1,758	0.31
20	North American Bancshares Inc.	34	1,724	0.31
	Top 10 Texas-based Institutions	**1,130**	**78,075**	**14.0**
	Total For Institutions In Market	**6,869**	**559,153**	**100.0**

Source: SNL Financial
1) IBTX pro forma for BOH Holdings and two pending transactions (Collin Bank and Live Oak Financial Corp.)
Note: Financial data as of September 30, 2013
Note: Deposit market share as of June 30, 2013, per FDIC filings

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$1,516 $1,955 Q3 2012 Q3 2013 IBTX Continued Demonstrated Growth 12 Total Assets Prior Years Total Assets Q3 2013 v. Q3 2012 (1) Note: Dollars in millions. (1) Reflects increase through organic growth, acquisition completed in the fourth quarter of 2012 and retained proceeds from the initial public offering. $1,098 $1,254 $1,740 2010 2011 2012 Impact of Acquisitions (In Year Acquired) Organic Growth

IBTX Expanded Profitability 13 Core Pre-Tax Pre-Provision Earnings Income (1) Note: Dollars in thousands. (1) See Appendix for GAAP Reconciliation. $11,758 $14,989 $21,828 2010 2011 2012 $5,868 $7,618 Q3 2012 Q3 2013

Select Metrics 14 Core Net Interest Margin (1) (1) Excluding recognition of income from the repayment of acquired loans and write-off of unamortized debt origination costs. (2) See Appendix for GAAP Reconciliation. Core Efficiency Ratio (2) 4.43% 4.37% 4.38% 4.24% 2010 2011 2012 YTD 2013 72.9% 71.5% 67.3% 64.0% 2010 2011 2012 QTD 2013

Continued Improvement in Deposit Pricing 15 Deposit Composition at 9/30/13 Deposit Growth versus Average Rate (1) 2013 YTD Rate on Interest-Bearing Deposits: 0.57% (1) Annual average rate for total deposits. Note: Dollars in millions. Financial data as of and for years ended through 2012 and YTD for 2013. Noninterest- bearing 18%Interest-bearing Checking 50% Sav ings Accounts 7% MMAs 3% IRAs 2% CDs <$100k 8% CDs >$100k 12% $724 $928 $1,030 $1,391 $1,541 1.77% 1.35% 1.00% 0.69% 0.48% $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2009 2010 2011 2012 YTD 2013 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Deposits Avg. Rate

Capital for Continued Growth and Acquisitions 16 (1) Reflects Collin, Live Oak and BOH financial statements as of September 30, 2013. For illustration purposes, IBTX issued 247,809 shares for Collin transaction and assumes 292,569 shares issued at $34.18 per share for Live Oak transaction and 3,616,060 shares issued at $37.61 for BOH transaction. (2) See Appendix for GAAP Reconciliation. (dollars in thousands, except per share data) Collin / Live Oak / BOH As of September 30, 2013 Acquisitions Actual Pro Forma(1) Stockholders' Equity Common Stock, $0.01 Par Value $121 $164 Additional Paid-In Capital 209,840 365,997 Retained Earnings 9,108 9,108 Accumulated Other Comprehensive Income (558) (558) Total Stockholders' Equity $218,511 $374,711 Capital Ratios Tier 1 Capital to Average Assets 10.74% 8.40% Tier 1 Capital to Risk-Weighted Assets (2) 13.72 10.56 Total Capital to Risk-Weighted Assets 15.05 11.38 Total Equity to Assets 11.18 11.71 Tangible Common Equity to Tangible Assets (2) 9.73 7.72 Per Share Data Book Value $18.09 $23.08 Tangible Book Value(2) 15.49 14.56

Diversified Loan Portfolio 17 Loan Composition at 9/30/13 CRE Loan Composition at 9/30/13 2013 YTD Yield on Loans: 5.68% Net of Acquired Loan Accretion: 5.56% 46.5% of CRE Loans are Owner-Occupied C&I 13% CRE 49% C&D 6% 1-4 Family 22% 1-4 Family Const. 5% Agriculture 2% Consumer 3% Multi-f amily 9% Of f ice 32% Hotel / Motel 3% Retail 17% Industrial / WH 4% Healthcare 10% Misc. 25%

Strong Credit Culture 18 NPLs / Loans Note: Prior year financial data as of and for years ended, current year financial data as of and for the quarter ended September 30, 2013. 2013 YTD charge-off information has been annualized. Source: U.S. and Texas Commercial Bank numbers from SNL Financial. (Note: Preliminary Data as not all banks have updated information available at this time.) NCOs / Average Loans 2.67% 2.67% 1.64% 1.13% 0.80% 1.22% 1.05% 0.74% 0.39% 0.23% 0.21% 0.31% 0.11% 0.06% 0.12% 2009 2010 2011 2012 YTD 2013 U.S. Commercial Banks TX Commercial Banks IBTX 4.41% 4.15% 4.11% 3.36% 3.01% 3.03% 3.43% 2.91% 2.38% 2.10% 1.62% 1.89% 1.14% 0.81% 0.43% 2009 2010 2011 2012 YTD 2013 U.S. Commercial Banks TX Commercial Banks IBTX

Summary 19  A Leading Texas Community Bank Franchise Focused in Major Metropolitan Markets  Significant Inside Ownership Aligned with Shareholders  Demonstrated Organic Growth  Integrated Five Acquisitions over Past Three Years  Pending Transactions Represent Continued Growth through Strategic Acquisitions  Increased Profitability and Improving Efficiency  Strong Credit Culture and Excellent Credit Quality

APPENDIX 20

Experienced Management Team 21 Name / Title Background David R. Brooks Chairman of the Board, CEO, Director • 34 years in the financial services industry; 26 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired the Company in 1988 • Previously served as the Chief Financial Officer at Baylor University from 2000 to 2004 • Serves on the Board of Managers of Noel-Levitz, LLC, and on the Board of Trustees of Houston Baptist University Torry Berntsen President, COO, Director • 33 years in the financial services industry; four years at Independent Bank • Served as Vice Chairman of Corporate Development from 2009 to 2013 • Vice Chairman of Virtu Management, LLC • 25 years in various senior management roles at The Bank of New York Mellon Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 30 years in the financial services industry; 23 years at Independent Bank • Previously served as President and a Director of the Company from 2002 to 2009 • Active in community banking since the late 1980s • Chairman of the Board for Medical Center of McKinney and on the Boards of Directors of McKinney Christian Academy and the McKinney Education Foundation Brian E. Hobart Vice Chairman, Chief Lending Officer • 20 years in the financial services industry; nine years at Independent Bank • Since 2009 he has functioned as Chief Lending Officer as well as serving as President and director at the Company • One of the founders of IBG Central Texas - served as its President from 2004 until 2009 Michelle S. Hickox EVP, Chief Financial Officer • 23 years in the financial services industry; one year at the Company • Previously a Financial Services Audit Partner at McGladrey LLP • Licensed certified public accountant, member of the AICPA, the Texas Society of Certified Public Accountants and the Dallas CPA Society Jan C. Webb EVP, Secretary to the Board of Directors • 30 years in the financial services industry; 25 years at Independent Bank • Has served in various roles at the Company including Chief Operations Officer and Chief Financial Officer

Reconciliation of GAAP and Adjusted Measures

($ in thousands)

	Year Ended December 31, 2010	2011	2012	Quarter Ended September 30, 2012	2013	
Net Interest Income - Reported	**$38,065**	**$46,281**	**$58,553**	**$15,155**	**$18,915**	(a)
Write off of debt origination warrants	0	0	0	0	0	(b)
Income recognized on acquired loans	(45)	(477)	(233)	(38)	(187)	(b)
Adjusted net interest income	**$38,020**	**$45,804**	**$58,320**	**$15,117**	**$18,728**	(a + b = c)
Provision Expense - Reported	**$4,043**	**$1,650**	**$3,184**	**$1,013**	**$830**	(d)
Noninterest Income - Reported	**$12,156**	**$7,708**	**$9,168**	**$2,087**	**$2,451**	(e)
Bargain Purchase Loss / (Gain)	($6,692)	$0	$0	$0	$0	
Loss / (Gain) on Sale of Branch	0	0	(38)	(51)	0	
Loss / (Gain) on Sale of OREO	(136)	(918)	(1,135)	31	0	
Loss / (Gain) on Sale of Securities	0	0	3	0	0	
Loss / (Gain) on Sale of PP&E	(1)	(21)	343	1	(5)	
Adjusted Noninterest Income	**$5,327**	**$6,769**	**$8,341**	**$2,068**	**$2,446**	(f)
Noninterest Expense - Reported	**$33,062**	**$38,639**	**$47,160**	**$11,736**	**$14,650**	(g)
Adriatica Expenses	$0	($871)	($832)	($213)	($228)	
OREO Impairment	(805)	(184)	(94)	0	(12)	
FDIC refund	0	0	0	0	0	
IPO related stock grant and bonus expense	0	0	0	0	(380)	
Acquisition Expense	(668)	0	(1,401)	(206)	(474)	
Adjusted Noninterest Expense	**$31,589**	**$37,584**	**$44,833**	**$11,317**	**$13,556**	(h)
Pre-Tax Pre-Provision Earnings	**$17,159**	**$15,350**	**$20,561**	**$5,506**	**$6,716**	(a) + (e) - (g)
Core Pre-Tax Pre-Provision Earnings	**$11,758**	**$14,989**	**$21,828**	**$5,868**	**$7,618**	(c) + (f) - (h)
Reported Efficiency Ratio	65.8%	71.6%	69.6%	68.1%	68.6%	(g) / (a + e)
Adjusted Efficiency Ratio	72.9%	71.5%	67.3%	65.9%	64.0%	(h) / (c + f)

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Reconciliation of GAAP and Adjusted Measures 23 ($ in thousands, except per share data) As of 9/30/2013 Total Stockholders' Equity $218,511 Goodwill (28,742) Core Deposit Intangibles (2,724) Tangible Common Equity $187,045 Common Shares Outstanding 12,076,927 Book Value per Share $18.09 Tangible Book Value per Share $15.49 ($ in thousands) As of 9/30/2013 Total Stockholders' Equity $218,511 Unrealized Loss on AFS Securities 558 Goodwill (28,742) Other Intangibles (2,724) Qualifying Restricted Core Capital 17,600 Tier 1 Capital $205,203 Risk-Weighted Assets On Balance Sheet $1,468,803 Off Balance Sheet 26,536 Tot l Risk-Weighted Assets $1,495,339 Tier 1 Capital to Risk-Weighted Assets Ratio 13.72%

Contact Information 24 Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Torry Berntsen 1600 Redbud Blvd President and Chief Operating Officer Suite 400 (972) 562-9004 McKinney, TX 75069 tberntsen@independent-bank.com 972-562-9004 Telephone Michelle Hickox 972-562-7734 Fax Executive Vice President and Chief Financial Officer independent-bank.com (972) 562-9004 mhickox@independent-bank.com Media: Eileen Ponce Marketing Director (469) 742-9437 eponce@independent-bank.com